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                  SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C. 20549

                               FORM 8-K

                            CURRENT REPORT


                  PURSUANT TO SECTION 13 OR 15(D) OF
                  THE SECURITIES EXCHANGE ACT OF 1934



           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED);
                        SEPTEMBER 16, 1996


                      BOATMEN'S AUTO TRUST 1995-A
           (ISSUER WITH RESPECT TO THE CERTIFICATES & NOTES)


               THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                             UNITED STATES
             (STATE OR OTHER JURISDICTION OF ORGANIZATION)


        33-95450                              37-0762064
    (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NUMBER)



              THE BOATMEN'S NATIONAL BANK OF ST. LOUIS
                           800 MARKET STREET
             ATTN: RICHARD E. GRIMMER, ST. LOUIS, MO 63101
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


          REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                            (314) 466-7814


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Item 5.   Other Events

          On September 16, 1996, Boatmen's Auto Trust 1995-A (the "Trust") made a regular monthly distribution of principal and/or interest to holders of the Trust's Class A-1 5.7725% Asset Backed Notes, Class A-2 5.90% Asset Backed Notes, Class A-3 6.10% Asset Backed Notes, and 6.35% Asset Backed Certificates. Exhibit 99.1 of this Form 8-K, the Monthly Servicing Report and certain additional information, was distributed to the Noteholders and Certificateholders of record.

          On October 21, 1995, the Trust filed a request for a no-action letter with the Securities and Exchange Commission with respect to certain reports to be filed on behalf of the Trust under the Securities Exchange Act of 1934(a revised no-action request was filed on January 3, 1996). Consistent with such request, the Trust is hereby filing the Monthly Servicing Report and certain additional information reflecting the Trust's activities for the Interest Accrual Period from August 15, 1996 to September 15, 1996 in the case of the Class A-1 Notes, and from August 15, 1996 to September 13, 1996 in the case of the Class A-2 Notes, Class A-3 Notes and the Certificates, and for the Collection Period from August 1, 1996 to August 31, 1996.



Item 7.   Financial Statements and Exhibits
          (a) Not applicable.
          (b) Not applicable.
          (c) Exhibits:
              The following exhibits are filed herewith
                99.1 Monthly Servicing Report
                99.2 Distribution Date Statement to Certificateholders
                99.3 Distribution Date Statement to Noteholders

               See page 4 for Exhibit Index

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                               SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             BOATMEN'S AUTO TRUST 1995-A

                             By: The Boatmen's National Bank of St. Louis as Servicer on behalf of the Trust


Date:  9/16/96                    By:   /s/ Richard E. Grimmer
     ----------                        ----------------------------------------
                                  Name      Richard E. Grimmer
                                       ----------------------------------------
                                  Title Senior Vice President &  Controller
                                       ----------------------------------------

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
                             EXHIBIT INDEX


     EXHIBIT                                                     PAGE
     -------                                                     ----
     99.1   MONTHLY SERVICING REPORT                               5
     99.2   DISTRIBUTION DATE STATEMENT TO CERTIFICATEHOLDERS      9
     99.3   DISTRIBUTION DATE STATEMENT TO NOTEHOLDERS            10

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